                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  - - - - - - -


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of report
     (Date of earliest event reported):         March 4, 2004


                            Symbol Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-9802                       11-2308681
   --------                        ------                       ----------
(State or other               (Commission File                 (IRS Employer
Jurisdiction of                   Number)                   Identification No.)
Incorporation)


  One Symbol Plaza
  Holtsville, New York                                                  11742
-------------------------------                                      ----------
  (Address of principal                                              (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                                     (631) 738-2400


Former name or former address, if changed
    since last report:                                            Not Applicable

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 4, 2004, Symbol Technologies, Inc. (the "Registrant") issued a Press Release and held a teleconference and webcast presentation reporting unaudited results for the fourth quarter and full year ended December 31, 2003. Copies of the Press Release, Webcast Presentation and Teleconference Transcript are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are included herein:

Exhibit 99.1   Press Release dated March 4, 2004
               "Symbol Technologies Reports Unaudited
               2003 Fourth-Quarter and Full-Year Results"

Exhibit 99.2 Webcast Presentation dated March 4, 2004 "Symbol Technologies, Inc. Q4 & Year-End 2003 Financial Results"


Exhibit 99.3 Teleconference Transcript, dated March 4, 2004, of the Registrant's teleconference and the questions and answers session immediately following.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant is furnishing herewith its Press Release, dated March 4, 2004, reporting unaudited results for the fourth quarter and full year ended December 31, 2003. The Registrant's previously announced quarterly teleconference and webcast to discuss the aforementioned unaudited results for the fourth quarter and year ended December 31, 2003 was held on Thursday, March 4, 2004 at 5 P.M. The teleconference and webcast is available to the public through telephonic and webcast replay at www.symbol.com/investors from Friday, March 5, 2004 through Wednesday, March 17, 2004. A copy of the Registrant's Webcast Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the Teleconference Transcript of the registrant's teleconference including the questions and answers session immediately following the call is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SYMBOL TECHNOLOGIES, INC.


Date: March 10, 2004                          By:  /s/ Mark T. Greenquist
                                                  -----------------------
                                                  Name:  Mark T. Greenquist
                                                  Title: Senior Vice President
                                                         and Chief Financial
                                                         Officer

                          EXHIBIT INDEX

Exhibit        Description

Exhibit 99.1   Press Release dated March 4, 2004
               "Symbol Technologies Reports Unaudited
               2003 Fourth-Quarter and Full-Year Results"

Exhibit 99.2   Webcast Presentation dated March 4, 2004
               "Symbol Technologies, Inc. Q4 & Year-End 2003 Financial Results"

Exhibit 99.3 Teleconference Transcript, dated March 4, 2004, of the Registrant's teleconference and the questions and answers session immediately following.